BlackRock Latin America Fund, Inc.

(the “Fund”)

Supplement dated February 17, 2022 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated August 27, 2021

On February 8, 2022, the Board of Directors of the Fund approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate and terminate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on June 23, 2022, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about June 30, 2022 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-LATAM-0222SUP